CONVERTIBLE PREFERRED SHARE WARRANT LIABILITY	12 Months Ended
Dec. 31, 2020
CONVERTIBLE PREFERRED SHARE WARRANT LIABILITY

NOTE 7 — CONVERTIBLE PREFERRED SHARE WARRANT LIABILITY

In March and September 2017, in connection with the Long-Term Debt to Trinity, the Company issued two convertible preferred share warrants (the “Warrants”) to purchase a total of 1,546,799 shares of Series D convertible preferred shares, with an exercise price of $1.94 per share. The Warrants are exercisable for 10 years from the date of issuance and expire in 2027 or earlier upon the consummation of an initial public offering (“IPO”). The Company determined that these Warrants met the requirements for liability classification under ASC 480, Distinguishing Liabilities from Equity, due to the Warrants holders having a put-right and the Company having an obligation to settle the Warrants by transferring cash.

The fair value of the Warrants was approximately $0.4 million and $0.2 million at the time of issuance in March and September 2017, respectively, calculated using a Monte-Carlo simulation method under the income approach. The Warrants were recorded at fair value at issuance and are subsequently remeasured to fair value each reporting period with the changes recorded in the consolidated statements of operations. As of December 31, 2020, and 2019, 1,546,799 shares of the Warrants were outstanding with a fair value of $3.85 and $1.13 per share, and aggregate fair value of $3.0 million and $1.8 million, respectively. The Company recorded $1.2 million and $0.4 million as loss related to fair value remeasurements of the warrants in the consolidated statements of operations for the years ended December 31, 2020 and 2019, respectively.

The Company’s assumptions used in determining the fair value of convertible preferred share warrants at December 31, 2020, and 2019 are as follows:

	As of December 31,
	2020	2019
Volatility	50.0%	55.0%
Expected term (in years)	0.5 – 1.5	2.3
Risk-free rate	0.09 – 0.12%	1.59%
Expected dividend rate	0.0%	0.0%